SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                  FORM 8-K

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                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      June 17, 1997
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                         ALEXION PHARMACEUTICALS, INC.
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            (Exact Name of Registrant as Specified in its Charter)


        Delaware                      0-27756                  13-3648318
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(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)            Identification No.)


     25 Science Park, New Haven, CT                                 06511
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:       (203) 776-1790
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                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

     On June 17, 1997, Alexion Pharmaceuticals, Inc. issued the press release filed herewith as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (C) EXHIBITS.

     99. Press Release dated June 17, 1997.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ALEXION PHARMACEUTICALS, INC.



Date: June 17, 1997                 By: /s/ Leonard Bell, M.D.
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                                          Name: Leonard Bell, M.D.
                                         Title: President, Chief Executive
                                                Officer, Secretary and Treasurer